NEWS RELEASE

CONTANGO SILVER & GOLD INC.

Contango Announces Listing on Toronto Stock Exchange

FAIRBANKS, AK / VANCOUVER, BC -- (April 13, 2026) -- Contango Silver & Gold Inc. (“Contango” or the “Company”) (NYSE American/TSX: CTGO) is pleased to announce that its shares of common stock ("Common Shares") have been approved for listing on the Toronto Stock Exchange (''TSX'') and have been posted for trading on the TSX effective April 13, 2026, and will trade under the trading symbol ''CTGO''. The CUSIP number will be 21077F100, the same CUSIP as the Common Shares currently traded on the New York Stock American Exchange ("NYSE American").

Rick Van Nieuwenhuyse, CEO, stated “We are pleased to have our Common Shares listed on the TSX, a premier global market for the metals and mining industry. Canada’s investment community possesses a deep, fundamental understanding of the resource space, making the TSX the natural home for our Company as we scale. With our strong cash flows from our Manh Choh operations and exceptional growth pipeline of high-grade silver and gold projects located in Alaska and British Columbia, we believe Canadian investors will find Contango a compelling investment opportunity. This listing is a significant milestone that aligns with our commitment to the Kitsault Valley project in British Columbia. We look forward to leveraging this increased visibility and liquidity to drive our exploration and development programs forward, continuing our growth as a key player in the Canadian mining landscape.''

The exchangeable shares (the “Exchangeable Shares”) of Dolly Varden Silver Corporation, an indirect wholly owned subsidiary of the Company (“ExchangeCo”), are not being listed on any exchange. Any holder of Exchangeable Shares who wishes to trade Exchangeable Shares should exercise their right to exchange their Exchangeable Shares for Common Shares. The Exchangeable Shares cannot be transferred to a third party except with the express consent of the Company, and the Company will not provide that consent unless permitted to by the TSX. To that end, the Company and ExchangeCo have provided the following undertakings to the TSX:

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ExchangeCo will not permit the transfer of any Exchangeable Shares without TSX’s prior written approval, other than transfers (a) pursuant to operation of applicable laws related to insolvency, wills and estates or division of family property, or (b) to 1566002 B.C. Unlimited Liability Corporation, an indirect wholly owned subsidiary of the Company, in accordance with the exchange procedures set out in ExchangeCo’s articles after receiving a valid notice of exchange from a holder of Exchangeable Shares and only in order to effect the requested exchange.
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ExchangeCo will not authorize the issuance of any Exchangeable Shares without the TSX’s prior written approval.
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Contango will take all necessary steps through the exercise of its voting rights as the sole voting shareholder of ExchangeCo to enforce the undertakings described above.
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Contango will publicly disclose the undertakings described above in this press release and in its annual filings for so long as the Exchangeable Shares are outstanding.

ABOUT CONTANGO

Contango is a NYSE American and TSX listed company that engages in the exploration for and development and production of gold and associated minerals in Alaska and in the Golden Triangle in British Columbia. Contango holds a 30% interest in the Peak Gold JV, which leases approximately 675,000 acres of land for exploration and development on the Manh Choh project, with the remaining 70% owned by KG Mining (Alaska), Inc., an indirect subsidiary of Kinross Gold Corporation, operator of the Peak Gold JV. The Company and its subsidiaries also have (i) a lease on the Johnson Tract project, which consists of mineral rights to approximately 21,000 acres located near tidewater, 125 miles southwest of Anchorage, Alaska, from the underlying owner, CIRI, (ii) a lease on the Lucky Shot project, which consists of mineral rights to approximately 8,600 acres of State of Alaska and patented mining claims located in the Willow Mining District about 75 miles north of Anchorage, Alaska, from the underlying owner, Alaska Hardrock Inc., (iii) mineral rights to approximately 145,000 acres of State of Alaska mining claims, (iv) mineral rights to approximately 11,700 acres of State of Alaska mining claims and upland mining leases, all of which give Contango the exclusive right to explore and develop minerals on these lands, and (v) mineral tenures of approximately 247,000 acres (100,000 ha) located in and around the Kitsault Valley in the Golden Triangle of northwest British Columbia.

Additional information can be found on our web page at www.contangoore.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking information and forward-looking statements within the meaning of applicable securities (“Forward-looking Statements”). These include statements regarding any anticipated benefits of listing on the TSX, Contango’s plans and expectations for its properties and operations, the content within future annual filings, operations in respect of Contango mineral properties and any benefits of investment in Contango. The Forward-looking Statements regarding Contango are intended to be covered by the safe harbor for

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“forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on Contango’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “projects”, “anticipates”, “plans”, “estimates”, “intends”, “believes”, “ensures”, “forecasts”, “predicts”, “proposes”, “contemplates”, “aims”, “seeks”, “continues”, “potential”, “positioned”, “strategy”, “outlook”, “future”, “going forward”, “designed to”, and similar expressions or other words of similar meaning, and the negatives thereof, or stating that certain actions, events or results “may”, “might”, “will”, “should”, “would”, or “could” be taken, or that they are “possible”, “probable”, or “likely” to occur or be achieved). However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking Statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for and developing mineral reserves); risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by Contango or the Peak Gold JV; ability to realize the anticipated benefits of the Peak Gold JV; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks; risks related to weather and other natural disasters; uncertainties as to the availability and cost of financing; Contango’s inability to retain or maintain its relative ownership interest in the Peak Gold JV; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by an outbreak of disease, such as the COVID-19 pandemic; and the possibility that government policies may change, political developments may occur or governmental approvals may be delayed or withheld, including as a result of presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect Contango’s operations or financial results are included in Contango’s other reports on file with the U.S. Securities and Exchange Commission. Investors are cautioned that any Forward-looking Statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the Forward-looking Statements. Forward-looking Statements are based on the estimates and opinions of management at the time the statements are made. Contango does not assume any obligation to update Forward-looking Statements should circumstances or management’s estimates or opinions change.

CONTACTS:

Contango Silver & Gold Inc.

Rick Van Nieuwenhuyse

(907) 388-7770

www.contangoore.com

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